SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 18, 2007

VeruTEK Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51246	pending
(Commission File Number)	(IRS Employer Identification No.)

628-2 Hebron Avenue
Glastonbury, CT
06033
(Address of principal executive offices)
(Zip Code)

(860) 633-4900
(Issuer's Telephone Number)

Copies to:
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
(212) 930-9700 (t)
(212) 930-9725 (f)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 18, 2007 (the “Dismissal Date”), VeruTEK Technologies, Inc., a Nevada corporation (f/k/a Streamscape Minerals, Inc.) (the “Company”) advised Manning Elliot LLP (the “Former Auditor”) that it was dismissed as the independent registered public accounting firm. The decision to dismiss the Former Auditor as the independent registered public accounting firm was approved by the Company’s Board of Directors on July 18, 2007. Except as noted in the paragraph immediately below, the report of the Former Auditor on the financial statements of the Company for the Fiscal Year ended May 31, 2006 ("Fiscal Year") did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of the Former Auditor on the Company’s financial statements as of and for the Fiscal Year contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has generated no revenues and has accumulated losses from operations since inception.

During the Fiscal Year and through the Dismissal Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such period. During the Fiscal Year and through the Dismissal, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided the Former Auditor with a copy of this disclosure and will amend this Form 8-K upon receipt of such letter.

New independent registered public accounting firm

On July 18, 2007 (the “Engagement Date”), the Company engaged Carlin, Charron & Rosen, LLP (“New Auditor”) as its independent registered public accounting firm for its fiscal year ended December 31, 2007. The decision to engage the New Auditor as its independent registered public accounting firm was approved by its Board of Directors. During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits:

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Manning Elliot LP (to be filed by amendment)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeruTEK Technologies, Inc.

Dated: July 23, 2007	By:	/s/ Michael Vagnini
Name: Michael Vagnini
Title: Chief Financial Officer